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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2004


                          Discover Card Master Trust I
             -------------------------------------------------------
               (Exact name of registrant as specified in charter)



      Delaware                       0-23108                     51-0020270
      --------                       -------                     ----------
     (State of                     (Commission                 (IRS Employer
    Organization)                  File Number)             Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                 19720
-----------------------------------------------------                -----
(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable


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Item 5. Other Events

         Series 2000-6. On May 31, 2004, Discover Bank, as Master Servicer under the Series 2000-6 Supplement, dated as of June 19, 2000, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 2000-6 Supplement"), elected pursuant to Section 23 of the Series 2000-6 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the February 2005 Distribution Date (as each such term is defined in the Series 2000-6 Supplement).

         Series 1999-6. On May 31, 2004, Discover Bank, as Master Servicer under the Series 1999-6 Supplement, dated as of December 14, 1999, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 1999-6 Supplement"), elected pursuant to Section 24 of the Series 1999-6 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the January 2005 Distribution Date (as each such term is defined in the Series 1999-6 Supplement).

         Series 2002-1. On May 31, 2004, Discover Bank, as Master Servicer under the Series 2002-1 Supplement, dated as of January 23, 2002, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 2002-1 Supplement"), elected pursuant to Section 23 of the Series 2002-1 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the January 2005 Distribution Date (as each such term is defined in the Series 2002-1 Supplement).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Discover Card Master Trust I
                                       (Registrant)


                                    By:  Discover Bank
                                         (Originator of the Trust)


                                    By:  /s/ Michael F. Rickert
                                         --------------------------------
                                         Michael F. Rickert
                                         Vice President, Chief Accounting
                                         Officer and Treasurer


Date:  May 31, 2004